UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

CECO ENVIRONMENTAL CORP.

(Name of Registrant as Specified in Its Charter)

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CECO ENVIRONMENTAL CORP. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Your Vote Counts! CECO ENVIRONMENTAL CORP. 2021 Annual Meeting Annual Meeting Date: May 25, 2021 Time: 8:00 a.m.,Central Time Vote by May 24, 2021 11:59 PM ET D48692-P51119 You invested in CECO ENVIRONMENTAL CORP. and it’s time to vote! Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 25, 2021. You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice, Annual Report to Stockholders, or Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2021 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/CECE2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. You cannot use this notice to vote these shares. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Board Voting Items Recommends 1. Election of Directors Nominees: 01) Jason DeZwirek 04) Claudio A. Mannarino 07) Valerie Gentile Sachs For 02) Eric M. Goldberg 05) Munish Nanda 08) Todd Gleason 03) David B. Liner 06) Jonathan Pollack 2. To approve, on an advisory basis, the compensation paid to the Company’s named executive officers. For 3. To approve the CECO Environmental Corp. 2021 Equity and Incentive Compensation Plan. For 4. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2021. For NOTE: To transact such other business as may properly come before the meeting or any adjournments thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D48693-P51119